UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 7, 2017

Thunder Energies Corporation

(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-54464

(Commission File Number)

45-1967797

(IRS Employer Identification No.)

1444 Rainville Road, Tarpon Springs, Florida 34689

(Address of Principal Executive Offices and Zip Code)

(727) 940-3944

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This purpose of this amendment to our Current Report on Form 8-K filed August 9, 2017 is to revise and reduce the number of shares of restricted Company common stock that were issued pursuant to the decision of our Board of Directors to issue restricted Company common stock in lieu of accrued salary.

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

We previously reported that on June 7, 2017, our board of directors approved the offer from our directors, Dr. Ruggero M. Santilli and Mrs. Carla Santilli to convert the balances of their respective accrued salaries due to them by the Company into restricted shares of Company common stock.  The salaries of Dr. Santilli ($708,461.54) and Carla Santilli ($283,384.62), as accrued through June 7, 2017, were converted into a total of 16,450,769 shares of restricted Company common stock (the “Shares”) (rather than 16,530,769 Shares as previously reported).  Dr. Santilli was issued 11,727,692 Shares (rather than 11,807,692 Shares as previously reported) and Carla Santilli was issued 4,723,077 Shares.  The Shares were all issued at the price of $0.060 per Share.

The Shares of our restricted common stock were issued pursuant to an exemption from registration in Section 4(a)(2) of the Securities Act of 1933.  These Shares of our common stock qualified for exemption under Section 4(a)(2) of the Securities Act of 1933 since the issuance of Shares by us did not involve a public offering.  The offering was not a “public offering” as defined in Section 4(a)(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of Shares offered.

Section 8 Other Events

Item 8.01 Other Events

With the above referenced reduction in the number of shares of our restricted common stock that were issued and with the issuance of other shares of our restricted common stock since our last periodic report on Form 10-Q for the period ended September 30, 2017, the number of issued and outstanding shares of our common stock as of the date of this report is 45,294,708.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER ENERGIES CORPORATION

Dated: February 15, 2018	/s/ Dr. Ruggero M. Santilli
Dr. Ruggero M. Santilli
Chief Executive Officer